UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

        Date of Report (date of earliest event reported): March 21, 2013


                           Comjoyful International Co.
               (Exact name of registrant as specified in charter)

           Nevada                     000-08299                   84-0691531
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                     J4-2-12, Diplomatic Residence Compound,
                      No.1 Xiushui Street, Jianguomen Wai,
                    Chaoyang District, Beijing 100600, China
                    (Address of principal executive offices)

                                0086 10 858 92903
                           (Issuer's Telephone Number)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 21, 2013, Comjoyful International Corp. (the "Company") dismissed Schumacher & Associates, Inc. ("Schumacher"), as its principal accountant, and engaged Marcum Bernstein & Pinchuk LLP ("MarcumBP") as its new independent registered public accounting firm. The decision to dismiss Schumacher and to retain MarcumBP was approved by the Company's sole director, Mr. Yazhong Liao, on March 21, 2013.

Schumacher was engaged by the Company on June 9, 2010. The former independent accountant's reports on the Company's financial statements for the last two fiscal years contained a modification to the effect that there was substantial doubt as to the Company's ability to continue as a going concern. Except for that modification, the reports did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the review of the Company's financial statements for the period from Schumacher's engagement and through the fiscal years of the Company ended April 30, 2012 and 2011 and subsequently up to the date of dismissal, there were: (i) no disagreements between the Company and Schumacher on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused Schumacher to make reference to the subject matter of the disagreement in its reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years ended April 30, 2012 and 2011 and through the subsequent interim periods prior to the engagement of MarcumBP, the Company did not consult MarcumBP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that MarcumBP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Schumacher with a copy of this disclosure on March 22, 2013, providing Schumacher with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") containing any new information, clarification of the Company's expression of its views, or the respect in which Schumacher does not agree with the statements contained herein. A copy of the letter dated March 25, 2013, furnished by Schumacher in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit                            Description
-------                            -----------

16.1           Letter from Schumacher & Associates, Inc. to the SEC dated
               March 25, 2013.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Comjoyful International Co.


                                          By: /s/ Yazhong Liao
                                             -----------------------------------
                                          Name:  Yazhong Liao
                                          Title: Chief Executive Officer
Date: March 25, 2013


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